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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 33-60551, 333-44711, 333-50051 and 333-82069 of Triarc Companies, Inc. on Form
S-8 of our report dated March 11, 2002, with respect to the consolidated financial statements of MCM Capital Group, Inc. as of and for the year ended December 31, 2001, included at page 1 of Exhibit 99.1 to this 2001 Annual Report on Form 10-K.

/S/ BDO SEIDMAN, LLP

Orange County, California
March 25, 2002

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